Exhibit 33.1


     [HOMEQ SERVICING LOGO]

           Assessment of Compliance with Applicable Servicing Criteria

1. Barclays Capital Real Estate Inc. d/b/a HomEq Servicing ("HomEq") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission (the "Applicable Servicing Criteria"), as of December 31, 2006 and for the period from November 1, 2006 through December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which HomEq acted as servicer involving subprime residential mortgage loans (other than transactions that closed prior to January 1, 2006) (the "Platform");

2. HomEq has engaged a vendor (the "Vendor") to perform specific, limited or scripted activities, and HomEq elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor's activities as set forth in Appendix A hereto. HomEq management has determined that this Vendor is not considered a "servicer" as defined in item 1101(j) of Regulation AB, and HomEq's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to this Vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the Vendor's activities comply in all material respects with the servicing criteria applicable to the Vendor. The Company's management is solely responsible for determining that HomEq meets the SEC requirements to apply Interpretation 17.06 for the Vendor and related criteria as described in HomEq's assertion;

3. Except as set forth in paragraph 4 below, HomEq's management used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to HomEq based on the activities it performs, directly or through its Vendor, with respect to the Platform;

5. HomEq has not identified and is not aware of any material instance of noncompliance by the Vendor with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

6. HomEq has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

7. Based on such assessment, HomEq has complied, in all material respects, with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

     [HOMEQ SERVICING LOGO]

8. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period.

March 12, 2007

                                   Barclays Capital Real Estate Inc. d/b/a HomEq
                                      Servicing


                                   By: /s/ Art Lyon
                                       ----------------------------------------
                                       Name:  Art Lyon
                                       Title: Vice President

     [HOMEQ SERVICING LOGO]

                                                      APPENDIX A

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
                      General Servicing Considerations
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are instituted to
                  monitor any performance or other triggers          X
                  and events of default in accordance with
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the           X
                  third party's performance and compliance
                  with such servicing activities.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction
                  agreements to maintain a back-up servicer                                                         X
                  for the pool assets are maintained.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the             X
                  amount of coverage required by and otherwise
                  in accordance with the terms of the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets are deposited into
                  the appropriate custodial bank accounts
                  and related bank clearing accounts no more         X            X(1)
                  than two business days following receipt,
                  or such other number of days specified in
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(2)(ii)    Disbursements made via wire transfer on
                  behalf of an obligor or to an investor             X
                  are made only by authorized personnel.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions,
                  and any interest or other fees charged for         X
                  such advances, are made, reviewed and
                  approved as specified in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction,
                  such as cash reserve accounts or accounts
                  established as a form of
                  overcollateralization, are separately              X
                  maintained (e.g., with respect to
                  commingling of cash) as sat forth in the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is maintained at a
                  federally insured depository institution as
                  set forth in the transaction agreements.
                  For purposes of this criterion, "federally
                  insured depository institution" with respect       X
                  to a foreign financial institution means a
                  foreign financial institution that meets
                  the requirements of Rule 13k-1(b)(1) of
                  the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to           X
                  prevent unauthorized access.
---------------------------------------------------------------------------------------------------------------------------

----------------------------
(1) A vendor deposits certain funds from customer transactions to a lockbox clearing account.

     [HOMEQ SERVICING LOGO]

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                       APPLICABLE                      SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly
                  basis for all asset-backed securities
                  related bank accounts, Including
                  custodial accounts and related Bank
                  clearing accounts. These reconciliations
                  are (A) mathematically accurate; (B)
                  prepaid within 30 calendar days after the
                  bank statement cutoff date, or such other          X
                  number of days specified in the
                  transaction agreements; (C) reviewed and
                  approved by someone other than the person
                  who prepared the reconciliation; and (D)
                  contain explanations for reconciling Items.
                  These reconciling items are resolved within
                  90 calendar days of their original
                  identification, or such other number of days
                  specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------

                     Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements
                  and applicable Commission requirements.
                  Specifically, such reports (A) are prepared
                  in accordance with timeframes and other
                  terms set forth in the transaction
                  agreements; (B) provide information
                  calculated in accordance with the terms                                                         X(2)
                  specified in the transaction agreements;
                  (C) are filed with the Commission as
                  required by its rules and regulations: and
                  (D) agree with investors' or the trustee's
                  records as to the total unpaid principal
                  balance and number of pool assets serviced
                  by the Servicer.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and
                  remitted in accordance with timeframes,
                  distribution priority and other terms set                                                       X(2)
                  forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an investor are posted
                  within two business days to the Servicer's                                                      X(2)
                  investor records, or such other number of
                  days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors per the
                  investor reports agree with cancelled                                                           X(2)
                  checks, or other form of payment, or
                  custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------
                     Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security on pool assets is
                  maintained as required by the transaction          X
                  agreements or related mortgage loan
                  documents.
---------------------------------------------------------------------------------------------------------------------------

-----------------------------
(2) HomEq has determined for purposes of assessing the servicing criteria listed in Items 1122(d)(3)(i)-(iv) that, pursuant to the Securities and Exchange Commission Telephone Interpretation 11.03, the term "investor" as used in those Items does not pertain to the entities to which HomEq provides the applicable information. Consequently, these criteria are inapplicable to HomEq.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                       APPLICABLE                      SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                              subservicer         NOT
                                                                             Performed by       (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the     or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)    Pool asset and related documents are
                  safeguarded as required by the transaction         X
                  agreements
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions         X(3)
                  or requirements in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(4)(iv)    Payments on pool assets, including any
                  payoffs, made in accordance with the related
                  pool asset documents are posted to the
                  Servicers obligor records maintained no
                  more than two business days after receipt,
                  or such other number of days specified in          X            X(4)
                  the transaction agreements, and allocated
                  to principal, Interest or other items (e.g.,
                  escrow) in accordance with the related pool
                  asset documents.
---------------------------------------------------------------------------------------------------------------------------
122(d)(4)(v)      The Servicer's records regarding the pool
                  assets agree with the Servicer's records           X
                  with respect to an obligor's unpaid
                  principal balance.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status
                  of an obligor's pool assets (e.g., loan
                  modifications or re-agings) are made,              X
                  reviewed and approved by authorized
                  personnel in accordance with the transaction
                  agreements and related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds
                  in lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,       X
                  conducted and concluded in accordance with
                  the timeframes or other requirements
                  established by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset
                  is delinquent in accordance with the
                  transaction agreements. Such records are
                  maintained on at least a monthly basis, or
                  such other period specified in the
                  transaction agreements, and describe the           X
                  entity's activities in monitoring delinquent
                  pool assets including, for example, phone
                  calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., Illness or unemployment).
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of
                  return for pool assets with variable rates         X
                  are computed based on the related pool asset
                  documents.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------
(3) HomEq only pursues removal of loans it has identified as violative of representations and warranties, coordinates removal of assets approved for repurchase and notifies the trustee and seller when repurchase requests are declined.

(4) HomEq's lockbox vendor receives certain obligor payments, deposits them to a clearing account and forwards deposit information to HomEq. HomEq transfers funds from the clearing account to the applicable custodial account for payment allocation in the servicing system.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     INAPPLICABLE
                                                                       APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                 CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                                              Performed by
                                                                                              subservicer         NOT
                                                                              Performed by      (s) or        performed by
                                                                             Vendor(s) for   vendor(s) for    HomEq or by
                                                                 Performed    which HomEq     which HomEq    subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                     by       Responsible     Responsible      retained by
  Reference                   Criteria                             HomEq         Party           Party           HomEq
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an
                  obligor (such as escrow accounts): (A) such
                  funds are analyzed, in accordance with the
                  obligor's pool asset documents, on at least
                  an annual basis, or such other period
                  specified in the transaction agreements; (B)
                  Interest on such funds is paid, or credited,       X
                  to obligors in accordance with applicable
                  pool asset documents and state laws; and (C)
                  such funds are returned to the obligor
                  within 30 calendar days of full repayment of
                  the related pool assets, or such other
                  number of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such
                  as tax or insurance payments) are made on or
                  before the related penalty or expiration
                  dates, as Indicated on the appropriate bills
                  or notices for such payments, provided that                                    X(5)
                  such support has been received by the
                  Servicer at least 30 calendar days prior to
                  these dates, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection
                  with any payment to be made on behalf of an
                  obligor are paid from the Servicer's funds                                     X(6)
                  and not charged to the obligor, unless the
                  late payment was due to the obligor's error
                  or omission.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the
                  obligor's records maintained by the                                            X(7)
                  Servicer, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible
                  accounts are recognized and recorded in            X
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3)                                                       X
                  or Item 1115 of Regulation AB, is maintained
                  as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------

------------------------------
(5)   HomEq's tax and insurance vendors make payments on behalf of an obligor.

(6) HomEq's tax and insurance vendors assess whether late payment penalties are paid from HomEq's funds.

(7) HomEq's tax and insurance vendors post disbursements on taxes and insurance to obligors' records.